Exhibit 10.12
Medicare Advantage Attestation of Benefit Plan
WELLCARE HEALTH INSURANCE OF ILLINOIS, INC.
H4577
Date: 09/02/2008
I attest that I have examined the Plan Benefit Packages (PBPs) identified below and that the benefits identified in the PBPs are those that the above-stated organization will make available to eligible beneficiaries in the approved service area during program year 2009. I further attest that we have reviewed the bid pricing tools (BPTs) with the certifying actuary and have determined them to be consistent with the PBPs being attested to here.
I attest that I have examined the employer/union-only group waiver (“800 series”) PBPs identified below and that these PBPs are those that the above-stated organization will make available only to eligible employer/union-sponsored group plan beneficiaries in the approved service area during program year 2009. I further attest we have reviewed any MA bid pricing tools (BPTs) associated with these PBPs (no Part D bids are required for 2009 “800 series” PBPs) with the certifying actuary and have determined them to be consistent with any MA PBPs being attested to here.
I further attest that these benefits will be offered in accordance with all applicable Medicare program authorizing statutes and regulations and program guidance that CMS has issued to date and will issue during the remainder of 2008 and 2009, including but not limited to, the 2009 Call Letter, the 2009 Solicitations for New Contract Applicants, the Medicare Prescription Drug Benefit Manual, the Medicare Managed Care Manual, and the CMS memoranda issued through the Health Plan Management System (HPMS).

Plan	Segment			Plan	Transaction	MA	Part D	CMS	Effective
ID	ID	Version	Plan Name	Type	Type	Premium	Premium	Approval Date	Date
003	0	5	Melody	PFFS	Renewal	0.00	N/A	09/02/2008	01/01/2009
012	0	6	Concert	PFFS	Renewal	0.00	0.00	09/02/2008	01/01/2009
016	0	5	Prelude	PFFS	Renewal	0.00	N/A	09/02/2008	01/01/2009
020	0	6	Sonata	PFFS	Renewal	0.00	N/A	09/02/2008	01/01/2009
021	0	5	Sonata	PFFS	Renewal	0.00	N/A	09/02/2008	01/01/2009
022	0	6	Sonata	PFFS	Renewal	0.00	N/A	09/02/2008	01/01/2009
023	0	6	Sonata	PFFS	Renewal	49.00	N/A	09/02/2008	01/01/2009
026	0	5	Melody	PFFS	Renewal	55.00	N/A	09/02/2008	01/01/2009
027	0	5	Melody	PFFS	Renewal	69.00	N/A	09/02/2008	01/01/2009
029	0	7	Concert	PFFS	Renewal	0.00	0.00	09/02/2008	01/01/2009
030	0	7	Concert	PFFS	Renewal	19.20	9.80	09/02/2008	01/01/2009
031	0	7	Concert	PFFS	Renewal	43.80	21.20	09/02/2008	01/01/2009
032	0	7	Concert	PFFS	Renewal	69.50	19.50	09/02/2008	01/01/2009
Page 1 of 3 — WELLCARE HEALTH INSURANCE OF ILLINOIS, INC. — H4577 — 09/02/2008

Plan	Segment			Plan	Transaction	MA	Part D	CMS	Effective
ID	ID	Version	Plan Name	Type	Type	Premium	Premium	Approval Date	Date
033	0	5	Serenade	PFFS	Renewal	39.00	N/A	09/02/2008	01/01/2009
034	0	5	Serenade	PFFS	Renewal	59.00	N/A	09/02/2008	01/01/2009
035	0	6	Serenade	PFFS	Renewal	79.00	N/A	09/02/2008	01/01/2009
036	0	6	Serenade	PFFS	Renewal	129.00	N/A	09/02/2008	01/01/2009
037	0	5	Quartet	PFFS	Renewal	96.00	N/A	09/02/2008	01/01/2009
038	0	5	Sonata Plus	PFFS	Renewal	0.00	N/A	09/02/2008	01/01/2009
039	0	5	Sonata Plus	PFFS	Renewal	0.00	N/A	09/02/2008	01/01/2009
040	0	5	Sonata Plus	PFFS	Renewal	0.00	N/A	09/02/2008	01/01/2009
041	0	5	Sonata Plus	PFFS	Renewal	0.00	N/A	09/02/2008	01/01/2009'
042	0	5	Sonata Plus	PFFS	Renewal	0.00	N/A	09/02/2008	01/01/2009
043	0	5	Sonata Plus	PFFS	Renewal	0.00	N/A	09/02/2008	01/01/2009
044	0	5	Melody Plus	PFFS	Renewal	0.00	N/A	09/02/2008	01/01/2009
045	0	6	Melody Plus	PFFS	Renewal	0.00	N/A	09/02/2008	01/01/2009
046	0	5	Melody Plus	PFFS	Renewal	0.00	N/A	09/02/2008	01/01/2009
047	0	5	Melody Plus	PFFS	Renewal	0.00	N/A	09/02/2008	01/01/2009
048	0	5	Melody Plus	PFFS	Renewal	0.00	N/A	09/02/2008	01/01/2009
049	0	5	Melody Plus	PFFS	Renewal	0.00	N/A	09/02/2008	01/01/2009
801	0	3	Employer Plan 3	PFFS	Renewal	0.00'	N/A	08/29/2008	01/01/2009
802	0	3	Employer Plan 4	PFFS	Renewal	0.00	N/A	08/29/2008	01/01/2009
803	0	3	Employer Plan 9	PFFS	Renewal	0.00	N/A	08/29/2008	01/01/2009
804	0	3	Employer Plan 10	PFFS	Renewal	0.00	N/A	08/29/2008	01/01/2009
Page 2 of 3 — WELLCARE HEALTH INSURANCE OF ILLINOIS, INC. — H4577 — 09/02/2008

/s/ Heath Schiesser CEO:	9/5/08 Date:
Heath Schiesser CEO/President 8735 Henderson Road Tampa, FL 33634 813-290-6205

/s/ Thomas L. Tran CFO:	9/5/08 Date:
Tom Tran CFO 8735 Henderson Road Tampa, FL 33634 813-290-6200 (1770)
Page 3 of 3 — WELLCARE HEALTH INSURANCE OF ILLINOIS, INC. — H4577 — 09/02/2008